UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
May 28, 2015
Valhi, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-5467	87-0110150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The registrant held its 2015 annual meeting of stockholders on May 28, 2015.  At the 2015 annual meeting, the registrant's stockholders voted on the two proposals described in detail in the registrant's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 9, 2015.  Stockholders present at the 2015 annual meeting, either in person or by proxy, represented 97.3% of the 339,132,449 shares eligible to vote at the meeting.

Proposal 1:                                         Election of Directors

The registrant's stockholders elected Thomas E. Barry, Norman S. Edelcup, Loretta J. Feehan, William J. Lindquist, W. Hayden McIlroy, Bobby D. O'Brien and Steven L. Watson as directors.  Each director nominee received votes "For" his or her election from at least 95.6% of the shares eligible to vote at the annual meeting.

Subsequent to the distribution of the registrant's proxy statement for the 2015 Annual Meeting of Stockholders, Mary A. Tidlund, a director nominee in the proxy statement, informed the registrant that she would not be standing for re-election as a member of the board of directors.  Any votes cast for Ms. Tidlund were not counted.

Proposal 2:	Say-on-Pay, Nonbinding Advisory Vote Approving Executive Compensation

The registrant's stockholders adopted a resolution, on a nonbinding advisory basis, approving the compensation of the registrant's named executive officers as described in the registrant's 2015 proxy statement.  The resolution received the approval from 95.9% of the shares eligible to vote at the annual meeting.

Item 7.01	Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in its press release issued on May 28, 2015, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The information the registrant furnishes in this report under this Item 7.01, and the exhibit in Item 9.01, is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	99.1	Press release dated May 28, 2015 issued by the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valhi, Inc.
(Registrant)

By: /s/ A. Andrew R. Louis
Date: May 28, 2015	A. Andrew R. Louis, Secretary

INDEX TO EXHIBITS

Item No.	Exhibit Index

99.1	Press release dated May 28, 2015 issued by the registrant.